UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 7, 2011

Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

750 Battery Street, Suite 330, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(650) 583-3774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On October 7, 2011, Poniard Pharmaceuticals, Inc. (the “Company” or “Poniard”) issued a press release announcing that the Securities and Exchange Commission had declared effective the Company’s Registration Statement on Form S-4 relating to the previously announced proposed merger between Poniard and ALLOZYNE, Inc. (“Allozyne”). The boards of directors of both companies have previously approved the merger transaction, which is subject to customary closing conditions, including approval by Allozyne’s and Poniard’s respective stockholders and receipt of approval for listing of the combined company’s common stock on The Nasdaq Capital Market. The special meeting of Poniard’s shareholders regarding, among other things, the approval of the proposed merger transaction, will be held at 9:00 a.m. on November 21, 2011, at the offices of Bay City Capital, located at 750 Battery Street, Suite 400, San Francisco, California 94111.

Investors and security holders of Poniard and Allozyne are urged to read the proxy statement/prospectus/consent solicitation (including any amendments or supplements to the proxy statement/prospectus/consent solicitation) that is part of Poniard’s Registration Statement on Form S-4 when it becomes available, because it will contain important information about Poniard, Allozyne and the proposed transaction. Investors and security holders of Poniard will be able to obtain free copies of the definitive proxy statement/prospectus/consent solicitation through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement/prospectus/consent solicitation, when it becomes available, and Poniard’s other filings with the SEC also may be obtained by contacting Poniard Pharmaceuticals, Inc., 750 Battery Street, Suite 330, San Francisco, CA 94111, or accessed via Poniard’s website at www.poniard.com.

Poniard, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from its shareholders in favor of the proposed transaction. Information regarding the directors and executive officers of Poniard and their interests in the proposed transaction will be available in the proxy statement/prospectus/consent solicitation.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, specifically including the cautionary note regarding forward-looking statements contained in the press release.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 – Press release dated October 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: October 12, 2011	By:	/s/ MICHAEL K. JACKSON
Name: Michael K. Jackson
Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 7, 2011